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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1034

Date of Report (Date of earliest event reported): December 12, 2001



                            Ralston Purina Company
            (Exact Name of Registrant as Specified in its Charter)


Missouri                 1-4582                   43-0470580
(State or Other          (Commission File         (IRS Employer
Jurisdiction of           Number)                 Identification
Incorporation)                                    Number)


                   Checkerboard Square, St. Louis, MO 63164
                    (Address of Principal Executive Office)

                                (314) 982-1000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 1.     Changes in Control of Registrant

On December 12, 2001, Newco Merger Company ("Newco"), a Missouri corporation and an indirect wholly owned subsidiary of Nestle S.A., a corporation organized under the laws of Switzerland ("Nestle"), merged (the "Merger") with and into Ralston Purina Company, a Missouri corporation ( "Ralston"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 15, 2001, by and among Ralston, Newco and Nestle Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Nestle. Under the terms of the Merger Agreement, at the effective time of the Merger each share of common stock of Ralston was converted into the right to receive $33.50 in cash. In connection with the Merger, Ralston changed its name to Nestle Purina PetCare Company. In addition, pursuant to the Merger Agreement, the seven directors of Newco became the directors of Nestle Purina PetCare Company.



Item 7(c)   Financial Statements and Exhibits.

            Exhibit No.                 Description
            ----------                  -----------

              99.1                      Press Release


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RALSTON PURINA COMPANY


                                        By: /s/ Kristin Adrian
                                            --------------------------------
                                            Name:  Kristin Adrian
                                            Title: Senior Vice President and
                                                   Secretary


December 12, 2001


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                                 EXHIBIT INDEX


            Exhibit No.                 Description of Exhibit
            ----------                  ----------------------

              99.1                      Press Release.


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